   NUMBER                                                             SHARES
COMMON STOCK                                                       COMMON STOCK


                           CONCUR TECHNOLOGIES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                          CUSIP 206708 10 9

This Certifies that







is the record holder of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

                           CONCUR TECHNOLOGIES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:
      -----------------------------------------------------------------------


                      [CONCUR TECHNOLOGIES CORPORATE SEAL]




           VICE PRESIDENT                  PRESIDENT AND CHIEF EXECUTIVE OFFICER
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      A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Corporation's Secretary at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM -- as tenants in common
      TEN ENT -- as tenants by the entireties
      JT TEN  -- as joint tenants with right of survivorship
                 and not as tenants in common

      UNIF GIFT MIN ACT -- ______________ Custodian ________________
                               (Cust)                   (Minor)

                           under Uniform Gifts to Minors

                           Act _____________________________________





      UNIF TRF MIN ACT -- _________________ Custodian (until age ___)

                          ___________________ under Uniform Transfers
                                (Minor)

                          to Minors Act _____________________________


    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________



_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


_________________________________________________________________________Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________________


                                X ______________________________________________

                                X ______________________________________________

                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed




By _________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOANS ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO SEC RULE 17AD-16.